UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 16, 2014

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On September 16, 2014, El Paso Electric Company (the “Company”) appointed the following officers to new roles:

•	Mary E. Kipp, President, effective immediately

•	John R. Boomer, Vice President, General Counsel, effective immediately

•	Russell G. Gibson, Vice President, Controller, the principal accounting officer of the Company, effective September 29, 2014
Ms. Kipp, age 47, previously served as the Company’s Senior Vice President, General Counsel and Chief Compliance Officer since June 2010. She has overseen various departments at the Company, including regulatory and rates, human resources, external affairs, public relations, and environmental, health and safety. From December 2009 until June 2010, Ms. Kipp served as the Company’s Vice President - Legal and Chief Compliance Officer. From December 2007 to December 2009, she served as the Company’s Assistant General Counsel and Director of FERC Compliance. Prior to joining the Company, Ms. Kipp was a senior attorney in the Federal Energy Regulatory Commission’s Office of Enforcement in Washington, DC from January 2004 to December 2007. Her salary will be $425,000 and her target cash bonus opportunity will be 50% of salary.
Mr. Boomer, age 53, will replace Ms. Kipp in her previous function as the General Counsel. Prior to this appointment, Mr. Boomer served as the Company’s Vice President, Treasurer. Previously, Mr. Boomer served at Helen of Troy as senior vice president responsible for investor relations and held a variety of other positions at the company, including general counsel and roles in the international, operations and corporate development areas. Mr. Boomer previously served in the Company’s legal department as Assistant General Counsel in 1998 and 1999.
Mr. Gibson, age 61, previously served as the Company’s Vice President, Controller from 1989 to 1994. Mr. Gibson rejoins El Paso Electric with over 37 years of financial and operating experience in diverse industries including federal government contracting, public accounting, apparel, personal care products and electric utilities. Since 2006, he served as Chief Financial Officer, Vice President of ReadyOne Industries, Inc. His salary will be $225,000 and his target bonus will be 35% of his salary. He will receive an initial restricted stock grant of $100,000 that will vest on the third anniversary of the commencement of his employment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2014

EL PASO ELECTRIC COMPANY
(Registrant)

By:     /s/    NATHAN T. HIRSCHI
Name:    Nathan T. Hirschi
Title:    Senior Vice President - Chief Financial Officer